As filed with the Securities and Exchange Commission on [date]




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number: 811-21597



                             PRIMECAP ODYSSEY FUNDS
               (Exact name of registrant as specified in charter)



                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101
               (Address of principal executive offices) (Zip code)



                              DAVID H. VAN SLOOTEN
                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101
                     (Name and address of agent for service)



                                 (626) 304-9222
               Registrant's telephone number, including area code



Date of fiscal year end: OCTOBER 31
                         ----------



Date of reporting period: OCTOBER 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.





ANNUAL REPORT
OCTOBER 31, 2007







                                  [LOGO]      PRIMECAP(R)
                                  ----------- ODYSSEY FUNDS




                                PRIMECAP ODYSSEY STOCK FUND
                               PRIMECAP ODYSSEY GROWTH FUND
                    PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

            TABLE OF CONTENTS
            PRIMECAP ODYSSEY FUNDS
            --------------------------------------------------------------------

Letter to Shareholders ....................................................    2

Performance Graphs ........................................................    9

Expense Example ...........................................................   12

Sector Breakdown ..........................................................   14

Schedule of Investments ...................................................   16

      PRIMECAP Odyssey Stock Fund .........................................   16

      PRIMECAP Odyssey Growth Fund ........................................   20

      PRIMECAP Odyssey Aggressive Growth Fund .............................   24

Statements of Assets and Liabilities ......................................   28

Statements of Operations ..................................................   29

Statement of Changes in Net Assets ........................................   30

      PRIMECAP Odyssey Stock Fund .........................................   30

      PRIMECAP Odyssey Growth Fund ........................................   31

      PRIMECAP Odyssey Aggressive Growth Fund .............................   32

Financial Highlights ......................................................   33

      PRIMECAP Odyssey Stock Fund .........................................   33

      PRIMECAP Odyssey Growth Fund ........................................   34

      PRIMECAP Odyssey Aggressive Growth Fund .............................   35

Notes to Financial Statements .............................................   36

Report of Independent Registered Public Accounting Firm ...................   41

Additional Information ....................................................   42

Management ................................................................   46

            LETTER TO SHAREHOLDERS
            PRIMECAP ODYSSEY FUNDS


DEAR FELLOW SHAREHOLDERS,

For the fiscal year ending October 31, 2007, both the PRIMECAP Odyssey Growth and Aggressive Growth Funds outperformed the unmanaged Standard & Poor's 500 Composite Stock Price Index (S&P 500), but the PRIMECAP Odyssey Stock Fund lagged the S&P 500. The PRIMECAP Odyssey Stock, Growth, and Aggressive Growth Funds produced total returns of 13.88%, 15.46%, and 16.76%, respectively, versus the S&P 500 total return of 14.56%.

INVESTMENT ENVIRONMENT OF THE FISCAL YEAR

2007 was a volatile year for most indices and mutual funds. Several indices reached new highs, which were followed by sharp corrections as investors questioned whether the United States' underlying economic health warranted new heights in the equity markets. In the latter part of the year, investors became concerned that weakness in the housing market and Financials sector may have broader economic consequences.

The U.S. dollar reached milestone lows against the euro, yen, pound, Canadian dollar, and several emerging market currencies during the past few months. The rising price of energy, high levels of U.S. consumer indebtedness, and increasing concerns surrounding the subprime mortgage market began fueling fears of a broader economic slowdown.

The risks in the Financials sector began unfolding about seven months ago, but the crisis was seeded during the last several years by lenders eager to approve loans to unqualified borrowers that were ultimately packaged and sold as securities to investors who grossly mis-assessed the risk of the underlying loans. Tightening credit, coupled with the ever increasing demands on disposable income from high energy and food costs, is likely to result in weaker growth than many economists forecasted earlier in the year.

Of the 10 sectors that compose the S&P 500, only two experienced negative returns this year: Consumer Discretionary and Financials, which were down 0.07% and 2.53%, respectively.

The Energy sector led the market this year, finishing the period up 38.30%. The sector's main driver has been the continued appreciation of the price of oil. Now hovering above $90 per barrel, the near doubling in price has literally been fuel for many energy, oil service, and oil infrastructure companies' stock prices.

After trailing the S&P 500 in fiscal years 2005 and 2006, technology stocks posted a 26.89% gain this year, nearly double that of the S&P 500. This is an area of significant commitment for the Funds.

Health Care, another area of significant emphasis for the Funds, continued to underperform the S&P 500 with a total return of 10.27% for the period. A challenging regulatory environment, increasing generic competition, product recalls, and fear of price controls continued to cast a negative shadow on the group.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------


In the past, we have discussed the relative returns and valuations of value stocks and growth stocks. On average, value investors have shown superior results relative to growth investors since 2000. For the latest 12-month period, this trend has reversed and growth has been rewarded, as evidenced by the total return of the Russell 1000 Value Index of 10.83% versus the total return of the Russell 1000 Growth Index of 19.23%. While it is too early to declare that growth has finally reached a turning point, we continue to believe that many growth stocks, particularly those in the health care and information technology industries, remain attractively priced.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

PRIMECAP ODYSSEY STOCK FUND

From November 1, 2006 to October 31, 2007, the Stock Fund's total return of 13.88% lagged the 14.56% return recorded by the S&P 500 by 68 basis points. The Stock Fund's underperformance was driven primarily by sector allocation. Individual stock selection helped overall returns, but our selections were not strong enough to offset poor sector performance, most notably the overweighting of Health Care.

Health Care holdings represented approximately 24.6% of the overall holdings of the Stock Fund, significantly greater than the 11.9% weighting for the S&P 500. Our commitment to this sector is driven by our belief that selected health care companies should see significant long-term earnings growth that will evolve materially better than consensus views. Our thesis in this area did not produce favorable results during the period, and our largest holdings in the Stock Fund proved to be some of the greatest underperformers.

Amgen, Boston Scientific, and Novartis accounted for approximately 8.4% of the total holdings of the Stock Fund and were down 23.4%, 12.8%, and 11.0%, respectively. Overall, our holdings in Health Care were down 1.93%, compared to the S&P Health Care sector total return of 10.27%. Poor individual security selection and heavy allocation cost the Stock Fund nearly four percentage points in total return for the year. While we are disappointed with this year's contribution from Health Care, we remain committed to the sector and our pharmaceutical and biotech-nology concerns, in particular. With an aging population in developed markets and expanding market opportunities in Asia, Latin America, and Eastern Europe, we remain optimistic that our health care investments should see attractive returns over time.

On the positive side, the Stock Fund benefited from limited exposure as well as favorable selections in the Financials, the worst performing sector for the year. Performance of the Stock Fund's holdings marginally exceeded the S&P Financials sector, driven by Bank of New York Mellon and Berkshire Hathaway, which were up 37.0% and 25.6%, respectively. The Stock Fund benefited significantly from our limited exposure to this sector. Financials make up 21.2% of the S&P 500 and are the largest individual S&P sector, while our holdings totaled approximately 7.7% of the portfolio. Our belief has been and continues to be that credit risk has been mispriced and that leverage created by derivative based products across the Financials sector poses great concern for the large banks and brokerage firms.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------


The table below lists the top 10 holdings, which collectively represent 26.2% of the total portfolio at the fiscal year end.

       -----------------------------------------------------------------
             PRIMECAP ODYSSEY STOCK FUND                  ENDING % OF
             TOP 10 HOLDINGS AS OF 10/31/07             TOTAL PORTFOLIO*
       -----------------------------------------------------------------
             Eli Lilly & Co.                                 4.40
       -----------------------------------------------------------------
             Amgen, Inc.                                     3.73
       -----------------------------------------------------------------
             Novartis AG - ADR                               3.12
       -----------------------------------------------------------------
             Medtronic, Inc.                                 2.80
       -----------------------------------------------------------------
             Biogen Idec, Inc.                               2.20
       -----------------------------------------------------------------
             McDermott International, Inc.                   2.09
       -----------------------------------------------------------------
             Southwest Airlines Co.                          2.09
       -----------------------------------------------------------------
             Roche Holding AG - CHF                          1.99
       -----------------------------------------------------------------
             EOG Resources, Inc.                             1.97
       -----------------------------------------------------------------
             GlaxoSmithKline PLC - ADR                       1.81
       -----------------------------------------------------------------
             TOTAL % OF PORTFOLIO                           26.20
       -----------------------------------------------------------------

     * The percentage is calculated by using the ending market value of the security divided by the total investments of the Fund.

Our five most heavily weighted investments are in Health Care. Pharmaceuticals companies continue to trade near 40-year relative P/E lows. We believe that their strong balance sheets and attractive new product pipelines support our conviction.

PRIMECAP ODYSSEY GROWTH FUND

From November 1, 2006 to October 31, 2007, the Growth Fund's total return of 15.46% exceeded the 14.56% return recorded by the S&P 500. The Growth Fund's total return of 15.46% trailed the Russell 1000 Growth Index's total return of 19.23% by 3.77%.

The most heavily weighted sectors in the Growth Fund were Information Technology
(IT) and Health Care. Together, these two sectors constituted approximately 58.6% of the portfolio which is slightly above the 55.3% for the prior year ending October 31, 2006. In these two sectors, innovation is one of the primary drivers of long-term growth. We continue to favor companies that invest heavily in research and development, as we believe such investments result in superior long-term earnings growth.

The IT holdings accounted for approximately 32.3% of the Growth Fund, exceeding the S&P 500 IT sector weight of 15.5% by 16.8 percentage points. The largest contributors to the sector return for the Growth Fund were NAVTEQ, EMC, and Research In Motion. Advances in IT are difficult to quantify, but as we look forward, we think that the portability of technology and the

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------


benefits of quickly and accurately managing and searching large amounts of data will continue to be appreciated by the market. Research In Motion, the maker of the Blackberry personal digital assistant, is one of the leaders in bringing enterprise-class communications capability to handheld devices. EMC focuses on information lifecycle management, and NAVTEQ works to further mapping technology for a host of individual and business applications.

Our Health Care investments represented approximately 26.3% of the overall holdings of the Growth Fund, compared to 11.9% for the S&P 500. Our heavy allocation to Health Care is driven by our belief that selected health care companies should see significant long-term earnings growth that will evolve materially better than consensus views. Our thesis in this area did not manifest itself this period, as our largest holdings in the Growth Fund unfortunately proved to be some of the biggest underperformers. Amgen, Sepracor, and Novartis accounted for approximately 6.1% of the total holdings of the Growth Fund and were down 23.4%, 46.8%, and 11.0%, respectively. Overall, our holdings in Health Care were up 4.65%, compared to the S&P Health Care sector return of 10.27%. The poor individual security selection and sector overweight cost the Growth Fund over two percentage points in total return for the year. While we are disappointed with this year's contribution from Health Care, we remain committed to our investments in this sector. With an aging population in developed markets and increasing market opportunities in Asia, Latin America, and Eastern Europe, we remain optimistic that our health care investments will see attractive returns over time.

The table below lists the top 10 holdings, which collectively represent 25.8% of the total portfolio at the fiscal year end.

       -----------------------------------------------------------------
             PRIMECAP ODYSSEY GROWTH FUND                  ENDING % OF
             TOP 10 HOLDINGS AS OF 10/31/07              TOTAL PORTFOLIO*
       -----------------------------------------------------------------
             Eli Lilly & Co.                                   4.14
       -----------------------------------------------------------------
             Amgen, Inc.                                       2.86
       -----------------------------------------------------------------
             FormFactor, Inc.                                  2.70
       -----------------------------------------------------------------
             Medtronic, Inc.                                   2.58
       -----------------------------------------------------------------
             Novartis AG - ADR                                 2.47
       -----------------------------------------------------------------
             Conceptus, Inc.                                   2.44
       -----------------------------------------------------------------
             NAVTEQ Corp.                                      2.38
       -----------------------------------------------------------------
             EMC Corp.                                         2.16
       -----------------------------------------------------------------
             Roche Holding AG - CHF                            2.11
       -----------------------------------------------------------------
             Avid Technology, Inc.                             1.96
       -----------------------------------------------------------------
             TOTAL % OF PORTFOLIO                             25.80
       -----------------------------------------------------------------

     * The percentage is calculated by using the ending market value of the security divided by the total investments of the Fund.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------


PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

From November 1, 2006 to October 31, 2007, the Aggressive Growth Fund's total return of 16.76% exceeded the 14.56% return recorded by the S&P 500. The Aggressive Growth Fund's total return of 16.76% trailed the Russell Midcap Growth Index's total return of 19.72%.

The most heavily weighted sectors in the Aggressive Growth Fund were Information Technology (IT) and Health Care. Together, these two sectors constituted approximately 66.4% of the total portfolio. In these two sectors, innovation is one of the primary drivers of long-term growth. We have and continue to favor companies which invest heavily in research and development, as we believe such investments result in superior long-term earnings growth.

The IT holdings accounted for approximately 42.7% of the Aggressive Growth Fund. The largest contributors to the sector return for the Aggressive Growth Fund were NAVTEQ, Research In Motion, and Stratasys. Advances in IT are difficult to quantify, but as we look forward, we think that the portability of technology and the benefits of quickly and accurately managing and searching large amounts of data will continue to be appreciated by the market. Research In Motion, the maker of the Blackberry personal digital assistant, is one of the leaders in bringing enterprise-class communications capability to handheld devices. NAVTEQ works to further mapping technology for a host of individual and business applications.

Our Health Care holdings represented approximately 23.7% of the overall holdings of the Aggressive Growth Fund, compared to 11.9% for the S&P 500. The significant overweight in Health Care is driven by our belief that selected health care companies will see significant long-term earnings growth that will evolve materially better than consensus views. As a group, the Health Care sector holdings in the Aggressive Growth Fund were up 9.67% for the year. Unfortunately, the slight underperformance relative to the S&P 500 Health Care sector coupled with a considerable sector overweight hurt overall returns for the Aggressive Growth Fund. We remain committed to the sector and our pharmaceutical and biotechnology concerns, in particular. We believe that our investments should see attractive long-term returns, driven by aging populations in mature markets, as well as growth in emerging markets.

The table below lists the top 10 holdings, which collectively represent 28.9% of the total portfolio at the fiscal year end.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

       -----------------------------------------------------------------------
            PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND             ENDING % OF
            TOP 10 HOLDINGS AS OF 10/31/07                    TOTAL PORTFOLIO*
       -----------------------------------------------------------------------
            FormFactor, Inc.                                       4.18
       -----------------------------------------------------------------------
            Conceptus, Inc.                                        3.91
       -----------------------------------------------------------------------
            Brocade Communications Sys, Inc.                       3.50
       -----------------------------------------------------------------------
            NAVTEQ Corp.                                           3.43
       -----------------------------------------------------------------------
            Roche Holding AG - CHF                                 2.58
       -----------------------------------------------------------------------
            Avocent Corp.                                          2.44
       -----------------------------------------------------------------------
            Avid Technology, Inc.                                  2.36
       -----------------------------------------------------------------------
            Boston Scientific Corp.                                2.20
       -----------------------------------------------------------------------
            ASML Holdings N.V. - ADR                               2.18
       -----------------------------------------------------------------------
            Quiksilver, Inc.                                       2.15
       -----------------------------------------------------------------------
            TOTAL % OF PORTFOLIO                                  28.93
       -----------------------------------------------------------------------

     * The percentage is calculated by using the ending market value of the security divided by the total investments of the Fund.

In closing, we would like to thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust.

Sincerely,

PRIMECAP Management Company




--------------------------------------------------------------------------------
THE STANDARD & POOR'S 500 CORPORATE STOCK PRICE INDEX is a broad based index of 500 stocks, which is widely recognized as representative of the market in general. THE RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. THE RUSSELL MID CAP GROWTH INDEX measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. THE RUSSELL 1000 VALUE INDEX contains those securities in the Russell 1000 Index with a less-than-average growth orientation. These indices do not incur expenses and are not available for investment.

PRICE-TO-EARNINGS RATIOS (P/ES) are calculated by dividing the current price of a stock by a company's earnings per share. A BASIS POINT is one hundredth of a percentage point (0.01%).

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

THE FUNDS INVEST IN SMALLER COMPANIES, WHICH INVOLVES ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. ALL FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. MUTUAL FUND INVESTING INVOLVES RISK, AND LOSS OF PRINCIPAL IS POSSIBLE. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

Please refer to the Schedule of Investments for details of Fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

                                                                         (12/07)

       PERFORMANCE GRAPHS
       PRIMECAP ODYSSEY STOCK FUND
       -------------------------------------------------------------------------

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 (inception) to October 31, 2007 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

GRAPH OMITTED
                                        PRIMECAP
                                        ODYSSEY            S&P
                DATE                   STOCK FUND        500 INDEX
            -------------------------------------------------------
              11/1/2004                  $10,000         $10,000
             11/30/2004                  $10,360         $10,402
             12/31/2004                  $10,920         $10,756
              1/31/2005                  $10,610         $10,493
              2/28/2005                  $10,900         $10,714
              3/31/2005                  $10,740         $10,524
              4/30/2005                  $10,490         $10,324
              5/31/2005                  $10,940         $10,652
              6/30/2005                  $10,990         $10,667
              7/31/2005                  $11,530         $11,064
              8/31/2005                  $11,610         $10,963
              9/30/2005                  $11,630         $11,052
             10/31/2005                  $11,480         $10,868
             11/30/2005                  $11,950         $11,278
             12/31/2005                  $12,126         $11,282
              1/31/2006                  $12,767         $11,581
              2/28/2006                  $12,617         $11,612
              3/31/2006                  $12,907         $11,756
              4/30/2006                  $13,047         $11,914
              5/31/2006                  $12,677         $11,570
              6/30/2006                  $12,607         $11,587
              7/31/2006                  $12,496         $11,658
              8/31/2006                  $12,787         $11,936
              9/30/2006                  $13,007         $12,244
             10/31/2006                  $13,487         $12,643
             11/30/2006                  $13,847         $12,883
             12/31/2006                  $13,825         $13,064
              1/31/2007                  $14,158         $13,261
              2/28/2007                  $13,956         $13,001
              3/31/2007                  $13,926         $13,147
              4/30/2007                  $14,632         $13,729
              5/31/2007                  $15,177         $14,208
              6/30/2007                  $15,046         $13,972
              7/31/2007                  $14,673         $13,539
              8/31/2007                  $14,723         $13,742
              9/30/2007                  $15,238         $14,256
             10/31/2007                  $15,359         $14,483


                                                    TOTAL RETURN
                                              PERIOD ENDED OCTOBER 31, 2007
                                              -------------------------------
                                                                ANNUALIZED
                                                             SINCE INCEPTION
                                               1 YEAR           (11/01/04)
                                              ---------      ----------------

PRIMECAP Odyssey Stock Fund                    13.88%              15.39%

S&P 500 Index*                                 14.56%              13.16%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

------------
     * The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------


The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 (inception) to October 31, 2007 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

GRAPH OMITTED

                                        PRIMECAP
                                        ODYSSEY           S&P
                DATE                  GROWTH FUND      500 INDEX
          ------------------------------------------------------
            11/1/2004                  $10,000         $10,000
           11/30/2004                  $10,410         $10,402
           12/31/2004                  $10,960         $10,756
            1/31/2005                  $10,550         $10,493
            2/28/2005                  $10,810         $10,714
            3/31/2005                  $10,640         $10,524
            4/30/2005                  $10,450         $10,324
            5/31/2005                  $11,060         $10,652
            6/30/2005                  $11,060         $10,667
            7/31/2005                  $11,540         $11,064
            8/31/2005                  $11,560         $10,963
            8/31/2005                  $11,610         $11,052
           10/31/2005                  $11,620         $10,868
           11/30/2005                  $12,110         $11,278
           12/31/2005                  $12,248         $11,282
            1/31/2006                  $12,908         $11,581
            2/28/2006                  $12,858         $11,612
            3/31/2006                  $13,158         $11,756
            4/30/2006                  $13,208         $11,914
            5/31/2006                  $12,708         $11,570
            6/30/2006                  $12,808         $11,587
            7/31/2006                  $12,688         $11,658
            8/31/2006                  $13,068         $11,936
            9/30/2006                  $13,249         $12,244
           10/31/2006                  $13,769         $12,643
           11/30/2006                  $14,169         $12,883
           12/31/2006                  $14,066         $13,064
            1/31/2007                  $14,420         $13,261
            2/28/2007                  $14,208         $13,001
            3/31/2007                  $14,279         $13,147
            4/30/2007                  $14,845         $13,729
            5/31/2007                  $15,230         $14,208
            6/30/2007                  $15,139         $13,972
            7/31/2007                  $14,764         $13,539
            8/31/2007                  $15,048         $13,742
            9/30/2007                  $15,695         $14,256
           10/31/2007                  $15,898         $14,483


                                                     TOTAL RETURN
                                              PERIOD ENDED OCTOBER 31, 2007
                                              -------------------------------
                                                                ANNUALIZED
                                                             SINCE INCEPTION
                                               1 YEAR           (11/01/04)
                                              ---------      ----------------

PRIMECAP Odyssey Growth Fund                   15.46%           16.73%

S&P 500 Index*                                 14.56%           13.16%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

-----------
     * The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------


The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 (inception) to October 31, 2007 compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

                                        PRIMECAP
                                        ODYSSEY
                                       AGGRESSIVE          S&P
                DATE                  GROWTH FUND      500 INDEX
          ------------------------------------------------------
              11/1/2004                  $10,000        $10,000
             11/30/2004                  $10,510        $10,402
             12/31/2004                  $11,080        $10,756
              1/31/2005                  $10,500        $10,493
              2/28/2005                  $10,690        $10,714
              3/31/2005                  $10,470        $10,524
              4/30/2005                   $9,890        $10,324
              5/31/2005                  $10,600        $10,652
              6/30/2005                  $10,560        $10,667
              7/31/2005                  $11,220        $11,064
              8/31/2005                  $11,170        $10,963
              9/30/2005                  $11,400        $11,052
             10/31/2005                  $11,240        $10,868
             11/30/2005                  $12,000        $11,278
             12/31/2005                  $11,960        $11,282
              1/31/2006                  $12,790        $11,581
              2/28/2006                  $12,700        $11,612
              3/31/2006                  $13,060        $11,756
              4/30/2006                  $13,110        $11,914
              5/31/2006                  $12,500        $11,570
              6/30/2006                  $12,710        $11,587
              7/31/2006                  $12,310        $11,658
              8/31/2006                  $13,000        $11,936
              9/30/2006                  $13,200        $12,244
             10/31/2006                  $13,920        $12,643
             11/30/2006                  $14,610        $12,883
             12/31/2006                  $14,540        $13,064
              1/31/2007                  $14,915        $13,261
              2/28/2007                  $14,753        $13,001
              3/31/2007                  $14,935        $13,147
              4/30/2007                  $15,280        $13,729
              5/31/2007                  $15,564        $14,208
              6/30/2007                  $15,401        $13,972
              7/31/2007                  $14,915        $13,539
              8/31/2007                  $15,351        $13,742
              9/30/2007                  $15,858        $14,256
             10/31/2007                  $16,253        $14,483



                                                     TOTAL RETURN
                                              PERIOD ENDED OCTOBER 31, 2007
                                              -------------------------------
                                                                ANNUALIZED
                                                             SINCE INCEPTION
                                               1 YEAR           (11/01/04)
                                              ---------      ----------------

PRIMECAP Odyssey Aggressive Growth Fund         16.76%            17.59%

S&P 500 Index*                                  14.56%            13.16%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

-----------
     * The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

       EXPENSE EXAMPLE
       PRIMECAP ODYSSEY FUNDS
       -------------------------------------------------------------------------

As a shareholder of one or more of the Funds, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 30, 2007 to October 31, 2007.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table adjacent to the heading "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------



                                 BEGINNING         ENDING    EXPENSES PAID  EXPENSE RATIO
                                  ACCOUNT          ACCOUNT   DURING PERIOD* DURING PERIOD*
                                   VALUE            VALUE    (04/30/07 TO   (04/30/07 TO
                                (04/30/07)       (10/31/07)    10/31/07)      10/31/07)
------------------------------------------------------------------------------------------
PRIMECAP ODYSSEY STOCK FUND
Actual Performance             $   1,000.00    $   1,049.70    $   4.15       0.80%
Hypothetical Performance
      (5% return before        $   1,000.00    $   1,021.16    $   4.09       0.80%
      expenses)
------------------------------------------------------------------------------------------
PRIMECAP ODYSSEY GROWTH FUND
Actual Performance             $   1,000.00    $   1,070.90    $   3.85       0.74%
Hypothetical Performance
      (5% return before        $   1,000.00    $   1,021.49    $   3.76       0.74%
      expenses)
------------------------------------------------------------------------------------------
PRIMECAP ODYSSEY AGGRESSIVE
  GROWTH FUND
Actual Performance             $   1,000.00    $   1,063.70    $   4.04       0.78%
Hypothetical Performance
      (5% return before        $   1,000.00    $   1,021.29    $   3.95       0.78%
      expenses)
------------------------------------------------------------------------------------------

-------------
     * Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year
          (365) to reflect the one-half year period.

       SECTOR BREAKDOWN
       PRIMECAP ODYSSEY FUNDS
       -------------------------------------------------------------------------

                          PRIMECAP ODYSSEY STOCK FUND
       -------------------------------------------------------------------------
       Consumer Discretionary                              15.2%
       -------------------------------------------------------------------------
       Consumer Staples                                     0.1%
       -------------------------------------------------------------------------
       Energy                                               7.3%
       -------------------------------------------------------------------------
       Financials                                           7.0%
       -------------------------------------------------------------------------
       Health Care                                         25.4%
       -------------------------------------------------------------------------
       Industrials                                         13.9%
       -------------------------------------------------------------------------
       Information Technology                              18.8%
       -------------------------------------------------------------------------
       Materials                                            5.2%
       -------------------------------------------------------------------------
       Telecommunication Services                           2.5%
       -------------------------------------------------------------------------
       Short Term Investments                               4.6%
       -------------------------------------------------------------------------
       TOTAL                                              100.0%
       -------------------------------------------------------------------------




                          PRIMECAP ODYSSEY GROWTH FUND
       -------------------------------------------------------------------------
       Consumer Discretionary                              10.6%
       -------------------------------------------------------------------------
       Energy                                               6.5%
       -------------------------------------------------------------------------
       Financials                                           5.0%
       -------------------------------------------------------------------------
       Health Care                                         26.3%
       -------------------------------------------------------------------------
       Industrials                                          8.7%
       -------------------------------------------------------------------------
       Information Technology                              34.4%
       -------------------------------------------------------------------------
       Materials                                            0.7%
       -------------------------------------------------------------------------
       Telecommunication Services                           1.9%
       -------------------------------------------------------------------------
       Short Term Investments                               5.9%
       -------------------------------------------------------------------------
       TOTAL                                              100.0%
       -------------------------------------------------------------------------

The tables above list sector allocations as a percentage of each Fund's total investments as of October 31, 2007. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

SECTOR BREAKDOWN
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

                    PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
       -------------------------------------------------------------------------
       Consumer Discretionary                               7.9%
       -------------------------------------------------------------------------
       Consumer Staples                                     1.9%
       -------------------------------------------------------------------------
       Energy                                               5.4%
       -------------------------------------------------------------------------
       Financials                                           2.9%
       -------------------------------------------------------------------------
       Health Care                                         25.4%
       -------------------------------------------------------------------------
       Industrials                                          6.0%
       -------------------------------------------------------------------------
       Information Technology                              46.5%
       -------------------------------------------------------------------------
       Materials                                            0.2%
       -------------------------------------------------------------------------
       Telecommunication Services                           1.2%
       -------------------------------------------------------------------------
       Short Term Investments                               2.6%
       -------------------------------------------------------------------------
       TOTAL                                              100.0%
       -------------------------------------------------------------------------


The table above lists sector allocations as a percentage of the Fund's total investments as of October 31, 2007. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

       SCHEDULE OF INVESTMENTS
       PRIMECAP ODYSSEY STOCK FUND
       -------------------------------------------------------------------------
       OCTOBER 31, 2007


     Shares                                                            Value
--------------------------------------------------------------------------------
COMMON STOCKS: 95.4%

CONSUMER DISCRETIONARY: 15.2%
      43,000     Amazon.Com, Inc. (a) .........................     $  3,833,450
      77,500     Bed Bath & Beyond, Inc. (a) ..................        2,630,350
      88,200     CarMax, Inc. (a) .............................        1,840,734
      57,400     Chico's FAS, Inc. (a) ........................          754,236
       3,609     Citadel Broadcasting Corp. ...................           15,880
     100,000     Collective Brands, Inc. (a) ..................        1,849,000
      15,000     Comcast Corp. - Class A (a) ..................          315,750
      45,100     DIRECTV Group, Inc. (The) (a) ................        1,194,248
      20,000     Dow Jones & Co., Inc. ........................        1,196,200
     110,000     Dress Barn, Inc. (a) .........................        1,802,900
      30,000     Eastman Kodak Co. ............................          859,800
      42,200     Kohl's Corp. (a) .............................        2,319,734
      50,000     Mattel, Inc. .................................        1,044,500
       7,000     Men's Wearhouse, Inc. ........................          295,820
       3,600     Nordstrom, Inc. ..............................          141,984
      74,000     Sony Corp. - ADR .............................        3,660,040
       4,050     Target Corp. .................................          248,508
     105,950     TJX Cos, Inc. ................................        3,065,133
      13,000     Viacom, Inc. (a) .............................          536,770
      53,500     Walt Disney Co. (The) ........................        1,852,705
      44,000     Whirlpool Corp. ..............................        3,483,920
                                                                    ------------
                                                                      32,941,662
                                                                    ------------
CONSUMER STAPLES: 0.1%
      30,700     Cott Corp. (a) ...............................          220,119
                                                                    ------------

ENERGY: 7.3%
      27,400     Arch Coal, Inc. ..............................        1,123,400
       5,000     ConocoPhillips ...............................          424,800
      36,000     EnCana Corp. .................................        2,509,200
      48,000     EOG Resources, Inc. ..........................        4,252,800
       8,000     Murphy Oil Corp. .............................          589,040
      26,844     National Oilwell Varco, Inc. (a) .............        1,966,055
      40,000     Peabody Energy Corp. .........................        2,230,000
       6,200     Pogo Producing Co. ...........................          369,272
      23,600     Schlumberger Ltd. ............................        2,279,052
                                                                    ------------
                                                                      15,743,619
                                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
16


SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2007 -- (CONTINUED)


     Shares                                                            Value
--------------------------------------------------------------------------------
FINANCIALS: 7.0%
      38,300     American International Group, Inc. ...........     $  2,417,496
      48,396     Bank of New York Mellon Corp. (The) ..........        2,364,145
         620     Berkshire Hathaway, Inc. - Class B (a) .......        2,736,680
      10,000     Chubb Corp. ..................................          533,500
       7,400     Citigroup, Inc. ..............................          310,060
      72,700     Discover Financial Services ..................        1,403,110
      22,000     Fannie Mae ...................................        1,254,880
       5,500     Fifth Third Bancorp ..........................          172,040
      99,950     Marsh & McLennan Cos, Inc. ...................        2,587,705
       4,950     MBIA, Inc. ...................................          213,048
      15,000     Progressive Corp. (The) ......................          277,500
      33,400     Washington Mutual, Inc. ......................          931,192
                                                                    ------------
                                                                      15,201,356
                                                                    ------------
HEALTH CARE: 25.4%
      82,000     Affymetrix, Inc. (a) .........................        2,087,720
     138,700     Amgen, Inc. (a) ..............................        8,059,857
      64,000     Biogen Idec, Inc. (a) ........................        4,764,160
     275,656     Boston Scientific Corp. (a) ..................        3,823,349
     175,900     Eli Lilly & Co. ..............................        9,524,985
      76,500     GlaxoSmithKline PLC - ADR ....................        3,920,625
     127,700     Medtronic, Inc. ..............................        6,058,088
     127,050     Novartis AG - ADR ............................        6,755,248
      25,300     Roche Holding AG - CHF .......................        4,315,677
      25,000     Sanofi-Aventis - ADR .........................        1,100,250
      67,100     Sepracor, Inc. (a) ...........................        1,847,934
      19,900     Waters Corp. (a) .............................        1,531,902
      25,000     Wyeth ........................................        1,215,750
                                                                    ------------
                                                                      55,005,545
                                                                    ------------
INDUSTRIALS: 13.9%
      10,000     3M Co. .......................................          863,600
      35,000     Alaska Air Group, Inc. (a) ...................          889,000
      22,000     Alexander & Baldwin, Inc. ....................        1,152,360
     122,000     AMR Corp. (a) ................................        2,928,000
      38,000     Avery Dennison Corp. .........................        2,200,200
       9,000     Boeing Co. ...................................          887,310
       2,200     Burlington Northern Santa Fe Corp. ...........          191,730
      20,000     Canadian National Railway Co. ................        1,119,800
      15,200     Caterpillar, Inc. ............................        1,134,072




      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              17


SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2007 -- (CONTINUED)


     Shares                                                            Value
--------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
      24,000     Chicago Bridge & Iron Co. N.V. - ADR .........     $  1,200,000
       2,000     Deere & Co. ..................................          309,800
       6,000     FedEx Corp. ..................................          620,040
      34,000     General Electric Co. .........................        1,399,440
      29,600     JetBlue Airways Corp. (a) ....................          270,248
      74,200     McDermott International, Inc. (a) ............        4,530,652
       5,200     Norfolk Southern Corp. .......................          268,580
      24,700     Pall Corp. ...................................          989,729
     318,300     Southwest Airlines Co. .......................        4,523,043
       2,300     Thomas & Betts Corp. (a) .....................          128,823
       7,800     Union Pacific Corp. ..........................          998,712
      45,900     United Parcel Service, Inc. ..................        3,447,090
                                                                    ------------
                                                                      30,052,229
                                                                    ------------
INFORMATION TECHNOLOGY: 18.8%
      16,250     Accenture Ltd. - Class A .....................          634,562
       7,000     Agilent Technologies, Inc. (a) ...............          257,950
      97,900     Applied Materials, Inc. ......................        1,901,218
      58,399     ASML Holding N.V. - ADR ......................        2,039,293
       6,400     Comverse Technology, Inc. (a) ................          123,008
      65,000     Corning, Inc. ................................        1,577,550
     148,900     EMC Corp. (a) ................................        3,780,571
      80,000     Intel Corp. ..................................        2,152,000
     105,000     Intuit, Inc. (a) .............................        3,377,850
      70,000     KLA-Tencor Corp. .............................        3,685,500
      61,000     L.M. Ericsson Telephone Co. - ADR ............        1,833,050
      65,000     Microsoft Corp. ..............................        2,392,650
      90,000     Motorola, Inc. ...............................        1,691,100
      33,200     Nortel Networks Corp. (a) ....................          535,516
      27,000     NVIDIA Corp. (a) .............................          955,260
      86,500     Oracle Corp. (a) .............................        1,917,705
       7,200     Paychex, Inc. ................................          300,816
      20,400     Research In Motion Ltd. (a) ..................        2,540,004
     186,900     Symantec Corp. (a) ...........................        3,509,982
     105,000     Texas Instruments, Inc. ......................        3,423,000
       1,138     Verigy Ltd. (a) ..............................           26,163
      19,300     Xilinx, Inc. .................................          470,920
      54,000     Yahoo!, Inc. (a) .............................        1,679,400
                                                                    ------------
                                                                      40,805,068
                                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
18


SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2007 -- (CONTINUED)


     Shares                                                            Value
--------------------------------------------------------------------------------
MATERIALS: 5.2%
      18,500     Alcoa, Inc. ..................................     $    732,415
      87,780     Domtar Corp. (a) .............................          753,152
       3,000     Dow Chemical Co. (The) .......................          135,120
      18,000     Freeport-McMoRan Copper & Gold, Inc. .........        2,118,240
      14,300     Monsanto Co. .................................        1,396,109
      18,000     Newmont Mining Corp. .........................          915,480
      21,000     Potash Corp. of Saskatchewan .................        2,579,220
       5,950     Praxair, Inc. ................................          508,606
      18,000     Vulcan Materials Co. .........................        1,539,180
       6,525     Weyerhaeuser Co. .............................          495,313
                                                                    ------------
                                                                      11,172,835
                                                                    ------------
TELECOMMUNICATION SERVICES: 2.5%
      61,700     NeuStar, Inc. - Class A (a) ..................        2,110,140
     188,350     Sprint Corp. .................................        3,220,785
                                                                    ------------
                                                                       5,330,925
                                                                    ------------
TOTAL COMMON STOCKS
                 (Cost $180,867,024) ..........................      206,473,358
                                                                    ------------


 Principal
  Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.6%
$9,865,091       Dreyfus Institutional U.S. Treasury Money
                   Market Fund ................................     $  9,865,091
                   (Cost $9,865,091)                                ------------

TOTAL INVESTMENTS
                  (Cost $190,732,115): 100.0% .................      216,338,449
Other Assets in Excess of Liabilities: 0.0% ...................           48,785
                                                                    ------------
TOTAL NET ASSETS: 100.0% ......................................     $216,387,234
                                                                    ============


---------------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a)   Non Income Producing.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              19

       SCHEDULE OF INVESTMENTS
       PRIMECAP ODYSSEY GROWTH FUND
       -------------------------------------------------------------------------
       OCTOBER 31, 2007

     Shares                                                             Value
--------------------------------------------------------------------------------
COMMON STOCKS: 94.1%

CONSUMER DISCRETIONARY: 10.6%
     250,000     99 Cents Only Stores (a) .....................     $  2,687,500
      34,000     Amazon.Com, Inc. (a) .........................        3,031,100
     175,600     Bed Bath & Beyond, Inc. (a) ..................        5,959,864
     203,300     CarMax, Inc. (a) .............................        4,242,871
     158,300     Chico's FAS, Inc. (a) ........................        2,080,062
         268     Citadel Broadcasting Corp. ...................            1,179
      25,100     Comcast Corp. - Class A (a) ..................          528,355
      54,800     DIRECTV Group, Inc. (The) (a) ................        1,451,104
     250,000     Dress Barn, Inc. (a) .........................        4,097,500
     167,000     Gentex Corp. .................................        3,470,260
      66,850     Kohl's Corp. (a) .............................        3,674,744
     105,000     Mattel, Inc. .................................        2,193,450
      20,000     Men's Wearhouse, Inc. ........................          845,200
       6,700     Nordstrom, Inc. ..............................          264,248
     443,800     Quiksilver, Inc. (a) .........................        5,991,300
     170,000     Sony Corp. - ADR .............................        8,408,200
       7,450     Target Corp. .................................          457,132
     128,250     TJX Cos, Inc. ................................        3,710,273
      30,000     Viacom, Inc. (a) .............................        1,238,700
       3,500     Walt Disney Co. (The) ........................          121,205
         900     Yum! Brands, Inc. ............................           36,243
                                                                    ------------
                                                                      54,490,490
                                                                    ------------

ENERGY: 6.5%
     142,000     Arch Coal, Inc. ..............................        5,822,000
       1,196     Chevron Corp. ................................          109,446
      40,000     EnCana Corp. .................................        2,788,000
      86,000     EOG Resources, Inc. ..........................        7,619,600
      10,000     Murphy Oil Corp. .............................          736,300
      60,000     National Oilwell Varco, Inc. (a) .............        4,394,400
       4,000     Noble Corp. ..................................          211,800
      72,000     Oceaneering International, Inc. (a) ..........        5,563,440
       5,600     Pogo Producing Co. ...........................          333,536
       4,000     Pride International, Inc. (a) ................          147,600
      55,600     Schlumberger Ltd. ............................        5,369,292
                                                                    ------------
                                                                      33,095,414
                                                                    ------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              20


SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2007 -- (CONTINUED)


     Shares                                                            Value
--------------------------------------------------------------------------------
FINANCIALS: 5.0%
      69,350     American International Group, Inc. ...........     $  4,377,372
     104,245     Bank of New York Mellon Corp. (The) ..........        5,092,368
       1,100     Berkshire Hathaway, Inc. - Class B (a) .......        4,855,400
      20,000     Chubb Corp. ..................................        1,067,000
       6,000     Fifth Third Bancorp ..........................          187,680
     170,000     Hanmi Financial Corp. ........................        1,873,400
     175,250     Marsh & McLennan Cos, Inc. ...................        4,537,223
      10,700     MBIA, Inc. ...................................          460,528
     100,000     Progressive Corp. (The) ......................        1,850,000
       4,600     State Street Corp. ...........................          366,942
      34,300     Washington Mutual, Inc. ......................          956,284
                                                                    ------------
                                                                      25,624,197
                                                                    ------------
HEALTH CARE: 26.3%
     255,500     Affymetrix, Inc. (a) .........................        6,505,030
      14,000     Alcon, Inc. ..................................        2,130,940
     251,900     Amgen, Inc. (a) ..............................       14,637,909
      91,000     Biogen Idec, Inc. (a) ........................        6,774,040
     435,300     Boston Scientific Corp. (a) ..................        6,037,611
     570,000     Conceptus, Inc. (a) ..........................       12,500,100
     392,000     Eli Lilly & Co. ..............................       21,226,800
     112,000     GlaxoSmithKline PLC - ADR ....................        5,740,000
      50,000     Kinetic Concepts, Inc. (a) ...................        3,005,000
     278,700     Medtronic, Inc. ..............................       13,221,528
     115,700     Micrus Endovascular Corp. (a) ................        2,273,505
     238,150     Novartis AG - ADR ............................       12,662,435
     390,000     Possis Medical, Inc. (a) .....................        5,580,900
      63,300     Roche Holding AG - CHF .......................       10,797,721
     130,700     Sepracor, Inc. (a) ...........................        3,599,478
      77,000     SurModics, Inc. (a) ..........................        4,368,980
      44,000     Waters Corp. (a) .............................        3,387,120
                                                                    ------------
                                                                     134,449,097
                                                                    ------------
INDUSTRIALS: 8.7%
      20,000     3M Co. .......................................        1,727,200
     293,500     AMR Corp. (a) ................................        7,044,000
      43,300     Avery Dennison Corp. .........................        2,507,070
      13,700     Caterpillar, Inc. ............................        1,022,157
      20,000     FedEx Corp. ..................................        2,066,800
      15,000     Fluor Corp. ..................................        2,370,000
     146,250     JetBlue Airways Corp. (a) ....................        1,335,263

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
21


SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2007 -- (CONTINUED)


     Shares                                                            Value
--------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
      10,400     Kirby Corp. (a) ..............................     $    475,072
     132,000     McDermott International, Inc. (a) ............        8,059,920
      68,400     Pall Corp. ...................................        2,740,788
     616,700     Southwest Airlines Co. .......................        8,763,307
      86,700     United Parcel Service, Inc. ..................        6,511,170
                                                                    ------------
                                                                      44,622,747
                                                                    ------------
INFORMATION TECHNOLOGY: 34.4%
      31,550     Accenture Ltd. - Class A .....................        1,232,028
      20,000     Adobe Systems, Inc. (a) ......................          958,000
     120,000     Akamai Technologies, Inc. (a) ................        4,702,800
     228,000     Altera Corp. .................................        4,473,360
     105,300     Applied Materials, Inc. ......................        2,044,926
     219,333     ASML Holding N.V. - ADR ......................        7,659,108
       2,800     Autodesk, Inc. (a) ...........................          136,920
     341,900     Avid Technology, Inc. (a) ....................       10,048,441
     162,900     Avocent Corp. (a) ............................        4,403,187
     400,000     Brocade Communications Sys, Inc. (a) .........        3,804,000
     100,000     Comverse Technology, Inc. (a) ................        1,922,000
     151,900     Corning, Inc. ................................        3,686,613
      87,000     Cymer, Inc. (a) ..............................        3,697,500
     436,700     EMC Corp. (a) ................................       11,087,813
     353,900     FormFactor, Inc. (a) .........................       13,841,029
       9,500     Google, Inc. - Class A (a) ...................        6,716,500
     110,000     Intel Corp. ..................................        2,959,000
      60,000     Intersil Corp. - Class A .....................        1,820,400
     246,000     Intuit, Inc. (a) .............................        7,913,820
      85,000     KLA-Tencor Corp. .............................        4,475,250
      85,000     L.M. Ericsson Telephone Co. - ADR ............        2,554,250
      49,000     McAfee, Inc. (a) .............................        2,026,150
     127,200     Micron Technology, Inc. (a) ..................        1,336,872
     118,600     Microsoft Corp. ..............................        4,365,666
      90,000     Motorola, Inc. ...............................        1,691,100
     157,900     NAVTEQ Corp. (a) .............................       12,189,880
      49,670     Nortel Networks Corp (a) .....................          801,177
     150,000     Nuance Communications, Inc. (a) ..............        3,316,500
      90,000     NVIDIA Corp. (a) .............................        3,184,200
     189,600     Oracle Corp. (a) .............................        4,203,432
      14,000     Paychex, Inc. ................................          584,920
      50,600     QUALCOMM, Inc. ...............................        2,162,138

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              22


SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2007 -- (CONTINUED)


     Shares                                                            Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
     200,000     Rambus, Inc. (a) .............................     $  3,958,000
      38,250     Research In Motion Ltd.(a) ...................        4,762,507
       8,400     Silicon Laboratories, Inc. (a) ...............          367,080
     128,000     Stratasys, Inc. (a) ..........................        3,331,840
     291,700     Symantec Corp. (a) ...........................        5,478,126
     213,500     Texas Instruments, Inc. ......................        6,960,100
      24,000     Trimble Navigation Ltd.(a) ...................        1,000,800
       1,138     Verigy Ltd. (a) ..............................           26,163
     110,000     VeriSign, Inc. (a) ...........................        3,749,900
     170,000     Xilinx, Inc. .................................        4,148,000
     199,100     Yahoo!, Inc. (a) .............................        6,192,010
                                                                    ------------
                                                                     175,973,506
                                                                    ------------
MATERIALS: 0.7%
      18,800     Monsanto Co. .................................        1,835,444
      23,800     Praxair, Inc. ................................        2,034,424
                                                                    ------------
                                                                       3,869,868
                                                                    ------------
TELECOMMUNICATION SERVICES: 1.9%
     121,800     NeuStar, Inc. - Class A (a) ..................        4,165,560
     323,750     Sprint Corp. .................................        5,536,125
                                                                    ------------
                                                                       9,701,685
                                                                    ------------
TOTAL COMMON STOCKS
                 (Cost $417,764,077) ..........................      481,827,004
                                                                    ------------


  Principal
   Amount
SHORT-TERM INVESTMENTS: 6.0%
$30,831,784      Dreyfus Institutional U.S. Treasury
                    Money Market Fund .........................     $ 30,831,784
                    (Cost $30,831,784)                              ------------
TOTAL INVESTMENTS
                    (Cost $448,595,861): 100.1% ...............      512,658,788
Liabilities in Excess of Other Assets: (0.1)% .................         (642,495)
                                                                    ------------
TOTAL NET ASSETS: 100.0% ......................................     $512,016,293
                                                                    ============


---------------
Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a)   Non Income Producing.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              23

       SCHEDULE OF INVESTMENTS
       PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
       -------------------------------------------------------------------------
       OCTOBER 31, 2007

     Shares                                                             Value
--------------------------------------------------------------------------------
COMMON STOCKS: 97.4%

CONSUMER DISCRETIONARY: 7.9%
      17,800    99 Cents Only Stores (a) .......................    $    191,350
     174,300    AC Moore Arts & Crafts, Inc. (a) ...............       2,914,296
      63,000    Amazon.Com, Inc. (a) ...........................       5,616,450
       6,000    Blue Nile, Inc. (a) ............................         474,240
       9,750    California Pizza Kitchen, Inc. (a) .............         157,755
     193,400    CarMax, Inc. (a) ...............................       4,036,258
     207,800    Chico's FAS, Inc. (a) ..........................       2,730,492
      74,400    DIRECTV Group, Inc. (The) (a) ..................       1,970,112
     160,000    Gentex Corp. ...................................       3,324,800
     599,000    Quiksilver, Inc. (a) ...........................       8,086,500
                                                                    ------------
                                                                      29,502,253
                                                                    ------------
CONSUMER STAPLES: 1.9%
     756,300    American Italian Pasta Co. - Class A (a) .......       6,799,137
      66,100    Cott Corp. (a) .................................         473,937
      10,000    Red Point Bio Corp. (a) ........................           6,200
                                                                    ------------
                                                                       7,279,274
                                                                    ------------
ENERGY: 5.4%
      93,600    Arch Coal, Inc. ................................       3,837,600
      44,000    EOG Resources, Inc. ............................       3,898,400
       9,425    Exterran Hldgs, Inc. (a) .......................         793,585
      40,000    National Oilwell Varco, Inc. (a) ...............       2,929,600
      60,000    Oceaneering International, Inc. (a) ............       4,636,200
       5,350    Pogo Producing Co. .............................         318,646
      38,200    Pride International, Inc. (a) ..................       1,409,580
      20,000    Transocean, Inc. (a) ...........................       2,387,400
                                                                    ------------
                                                                      20,211,011
                                                                    ------------
FINANCIAL: 2.9%
     122,000    Advance America Cash Advance Centers, Inc. .....       1,166,320
     136,600    Hanmi Financial Corp. ..........................       1,505,332
     486,520    MarketAxess Holdings, Inc. (a) .................       7,623,769
      12,650    MBIA, Inc. .....................................         544,456
                                                                    ------------
                                                                      10,839,877
                                                                    ------------
HEALTH CARE: 25.4%
     378,200    Abiomed, Inc. (a) ..............................       5,169,994
     230,000    Affymetrix, Inc. (a) ...........................       5,855,800
       8,000    Alcon, Inc. ....................................       1,217,680



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
24


SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2007 -- (CONTINUED)

     Shares                                                            Value
--------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)
      40,000    Biogen Idec, Inc. (a) ..........................    $  2,977,600
      20,000    BioMarin Pharmaceuticals, Inc. (a) .............         554,600
     596,700    Boston Scientific Corp. (a) ....................       8,276,229
     610,000    Cardica, Inc. (a) ..............................       6,899,100
     670,650    Conceptus, Inc. (a) ............................      14,707,355
     199,000    Dendreon Corp. (a) .............................       1,486,530
     850,000    Dyax Corp. (a) .................................       3,663,500
      21,600    Greatbatch, Inc. (a) ...........................         536,976
      60,000    Kinetic Concepts, Inc. (a) .....................       3,606,000
     452,700    Medarex, Inc. (a) ..............................       5,409,765
     260,000    Micrus Endovascular Corp. (a) ..................       5,109,000
   1,063,900    Pharmacyclics, Inc. (a) ........................       2,298,024
     277,400    Possis Medical, Inc. (a) .......................       3,969,594
      56,800    Roche Holding AG - CHF .........................       9,688,950
     292,000    Senomyx, Inc. (a) ..............................       3,375,520
     187,350    Sepracor, Inc. (a) .............................       5,159,619
      96,000    SurModics, Inc. (a) ............................       5,447,040
                                                                    ------------
                                                                      95,408,876
                                                                    ------------
INDUSTRIALS: 6.0%
     103,000    Alaska Air Group, Inc. (a) .....................       2,616,200
     261,500    AMR Corp. (a) ..................................       6,276,000
       4,500    Avery Dennison Corp. ...........................         260,550
       4,000    Granite Construction, Inc. .....................         171,280
     116,325    JetBlue Airways Corp. (a) ......................       1,062,047
      50,000    Monster Worldwide, Inc. (a) ....................       2,029,000
      56,400    Pall Corp. .....................................       2,259,948
     286,300    Southwest Airlines Co. .........................       4,068,323
     110,000    US Airways Group, Inc. (a) .....................       3,042,600
      60,000    Vitran Corp, Inc. (a) ..........................         838,800
                                                                    ------------
                                                                      22,624,748
                                                                    ------------
INFORMATION TECHNOLOGY: 46.5%
      26,900    Adobe Systems, Inc. (a) ........................       1,288,510
     131,000    Akamai Technologies, Inc. (a) ..................       5,133,890
     412,000    Altera Corp. ...................................       8,083,440
     234,977    ASML Holding N.V. - ADR ........................       8,205,397
     301,400    Avid Technology, Inc. (a) ......................       8,858,146
     339,200    Avocent Corp. (a) ..............................       9,168,576
   1,383,400    Brocade Communications Sys, Inc. (a) ...........      13,156,134


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              25


SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2007 -- (CONTINUED)

     Shares                                                            Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
      28,050    Comverse Technology, Inc. (a) ..................         539,121
     100,100    Cree, Inc. (a) .................................       2,802,800
     174,600    Cymer, Inc. (a) ................................       7,420,500
      90,000    eBay, Inc. (a) .................................       3,249,000
      77,500    Emulex Corp. (a) ...............................       1,678,650
       8,500    eSpeed, Inc. - Class A (a) .....................          86,360
      64,000    Faro Technologies, Inc. (a) ....................       1,840,640
     401,800    FormFactor, Inc. (a) ...........................      15,714,398
       7,600    Google, Inc. (a) ...............................       5,373,200
     150,000    Guidance Software, Inc. (a) ....................       2,208,000
      62,400    Intermec, Inc. (a) .............................       1,586,208
      60,000    Internap Network Svcs Corp. (a) ................         999,600
     192,200    Intuit, Inc. (a) ...............................       6,183,074
     138,900    KLA-Tencor Corp. ...............................       7,313,085
      70,000    McAfee, Inc. (a) ...............................       2,894,500
     156,500    Micron Technology, Inc. (a) ....................       1,644,815
     166,700    NAVTEQ Corp. (a) ...............................      12,869,240
      65,850    Nortel Networks Corp (a) .......................       1,062,160
     155,000    Nuance Communications, Inc. (a) ................       3,427,050
      89,550    NVIDIA Corp. (a) ...............................       3,168,279
      40,750    RADVISION Ltd. (a) .............................         532,195
     230,000    Rambus, Inc. (a) ...............................       4,551,700
      51,300    Research In Motion Ltd. (a) ....................       6,387,363
       6,000    Silicon Laboratories, Inc. (a) .................         262,200
     277,000    SonicWALL, Inc. (a) ............................       2,864,180
     214,000    Stratasys, Inc. (a) ............................       5,570,420
     400,000    Sycamore Networks, Inc. (a) ....................       1,708,000
     170,800    Symantec Corp. (a) .............................       3,207,624
      20,900    THQ, Inc. (a) ..................................         566,181
      32,000    Trimble Navigation Ltd. (a) ....................       1,334,400
         514    Verigy Ltd. (a) ................................          11,817
     112,000    VeriSign, Inc. (a ..............................       3,818,080
     250,200    Yahoo!, Inc. (a) ...............................       7,781,220
                                                                    ------------
                                                                     174,550,153
                                                                    ------------
MATERIALS: 0.2%
       4,000    Minerals Technologies, Inc. ....................         280,880
       4,800    Monsanto Co. ...................................         468,624
                                                                    ------------
                                                                         749,504
                                                                    ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
26


SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2007 -- (CONTINUED)


     Shares                                                            Value
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES: 1.2%
     130,500    NeuStar, Inc. - Class A (a) ....................    $  4,463,100
                                                                    ------------
TOTAL COMMON STOCKS
                (Cost $318,839,367) ............................     365,628,796
                                                                    ------------

Principal
Amount
SHORT-TERM INVESTMENTS: 2.7%
$10,114,257     Dreyfus Institutional U.S. Treasury
                  Money Market Fund                                 $ 10,114,257
                 (Cost $10,114,257)                                 ------------
TOTAL INVESTMENTS
          (Cost $328,953,624): 100.1%                                375,743,053
Liabilities in Excess of Other Assets: (0.1)%                           (509,524)
                                                                    ------------
TOTAL NET ASSETS: 100.0%                                            $375,233,529
                                                                    ============

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a)   Non Income Producing.


      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              27

       STATEMENTS OF ASSETS AND LIABILITIES
       PRIMECAP ODYSSEY FUNDS
       ----------------------------------------------------------------------------------------
       OCTOBER 31, 2007
                                           PRIMECAP           PRIMECAP          PRIMECAP
                                           ODYSSEY            ODYSSEY       ODYSSEY AGGRESSIVE
                                          STOCK FUND        GROWTH FUND       GROWTH FUND
                                         ------------      ------------      ------------
ASSETS
  Investments, at cost ...............   $190,732,115      $448,595,861      $328,953,624
                                         ============      ============      ============

  Investments, at value ..............   $216,338,449      $512,658,788      $375,743,053
  Receivables:
    Securities sold ..................        282,607              --                --
    Dividends and interest ...........        229,634           374,463            71,536
    Fund shares sold .................        218,513           910,386           748,251
  Prepaid expenses and other assets ..         16,099            26,757            12,511
                                         ------------      ------------      ------------
    Total assets .....................    217,085,301       513,970,394       376,575,351
                                         ------------      ------------      ------------

LIABILITIES
  Payable for securities purchased ...        262,586         1,140,429           102,159
  Payable for fund shares redeemed ...         67,179            50,917           158,485
  Due to advisor (Note 5) ............        290,841           643,448           508,805
  Payable to the custodian ...........           --                --             471,787
  Other accrued expenses & liabilities         77,462           119,306           100,586
                                         ------------      ------------      ------------
    Total liabilities ................        698,067         1,954,101         1,341,822
                                         ------------      ------------      ------------

NET ASSETS ...........................   $216,387,234      $512,016,293      $375,233,529
                                         ============      ============      ============

Number of shares issued and
  outstanding (unlimited shares
  authorized, $0.01 par value) .......     14,221,625        32,598,060        23,401,238
                                         ============      ============      ============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE .........   $      15.22      $      15.71      $      16.03
                                         ============      ============      ============

COMPONENTS OF NET ASSETS
  Paid-in capital ....................   $188,242,723      $445,693,455      $326,395,162
  Undistributed net investment
    income ...........................        846,919           940,339              --
  Accumulated net realized gain
    on investments ...................      1,691,258         1,319,572         2,048,938
  Accumulated net unrealized
    appreciation on investments ......     25,606,334        64,062,927        46,789,429
                                         ------------      ------------      ------------
    Net assets .......................   $216,387,234      $512,016,293      $375,233,529


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
28

       STATEMENTS OF OPERATIONS
       PRIMECAP ODYSSEY FUNDS
       ------------------------------------------------------------------------------------
       FOR THE YEAR ENDED OCTOBER 31, 2007

                                        PRIMECAP          PRIMECAP          PRIMECAP
                                        ODYSSEY           ODYSSEY       ODYSSEY AGGRESSIVE
                                       STOCK FUND       GROWTH FUND       GROWTH FUND
                                     ------------      ------------      -----------------
INVESTMENT INCOME
  Income
  Dividends (net of foreign taxes
    withheld of $27,992, $60,312,
    and $17,817, respectively) ...   $  1,449,558      $  2,347,574      $    377,098
  Interest income ................        729,667         1,293,522         1,050,919
                                     ------------      ------------      ------------
    Total income .................      2,179,225         3,641,096         1,428,017
                                     ------------      ------------      ------------

Expenses
  Advisory fees ..................        901,206         1,960,516         1,527,247
  Fund administration and
    accounting costs .............        123,073           278,855           211,165
  Professional fees ..............         48,265            68,483            60,608
  Shareholder servicing
    fees and expenses ............         71,873           106,406           132,774
  Registration fees ..............         31,896            32,043            35,100
  Custody fees ...................         26,951            45,867            39,256
  Trustee fees and expenses ......         13,546            13,910            13,852
  Printing and mailing ...........         13,602            21,082            41,140
  Other expenses .................         30,098            66,028            33,573
                                     ------------      ------------      ------------
    Total expenses ...............      1,260,511         2,593,189         2,094,715
                                     ------------      ------------      ------------

    NET INVESTMENT INCOME (LOSS) .        918,714         1,047,907          (666,698)
                                     ------------      ------------      ------------

CHANGE IN REALIZED AND
UNREALIZED GAIN
ON INVESTMENTS
  Net realized gain on investments      1,731,207         1,319,799         2,761,913
  Net unrealized appreciation
    on investments ...............     16,329,193        47,397,293        35,345,050
                                     ------------      ------------      ------------
  Net realized and unrealized gain
    on investments ...............     18,060,400        48,717,092        38,106,963
                                     ------------      ------------      ------------

    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS ..   $ 18,979,114      $ 49,764,999      $ 37,440,265
                                     ============      ============      ============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              29

       STATEMENT OF CHANGES IN NET ASSETS
       PRIMECAP ODYSSEY STOCK FUND
       -------------------------------------------------------------------------------


                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 2007  OCTOBER 31, 2006
                                                   ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ..........................   $     918,714    $     223,921
  Net realized gain on investments ...............       1,731,207          542,921
  Net unrealized appreciation on investments .....      16,329,193        7,586,374
                                                     -------------    -------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ............................      18,979,114        8,353,216
                                                     -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..........................        (283,401)         (12,410)
  Realized gain on investments ...................        (549,042)          (5,043)
                                                     -------------    -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........        (832,443)         (17,453)
                                                     -------------    -------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................     122,435,134       53,541,677
  Proceeds from reinvestment of distribution .....         794,364           15,443
  Cost of shares redeemed ........................     (13,355,576)      (3,649,793)
  Redemption fee proceeds ........................          12,526            1,068
                                                     -------------    -------------
    NET INCREASE FROM CAPITAL SHARE
      TRANSACTIONS ...............................     109,886,448       49,908,395
                                                     -------------    -------------

    TOTAL INCREASE IN NET ASSETS .................     128,033,119       58,244,158

NET ASSETS
  Beginning of period ............................      88,354,115       30,109,957
                                                     -------------    -------------
  End of period (including undistributed
    net investment income of $846,919 and
    $211,614, respectively) ......................   $ 216,387,234    $  88,354,115
                                                     =============    =============

CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year ..........       6,553,093        2,623,943
                                                     -------------    -------------
    Shares sold ..................................       8,521,970        4,216,481
    Shares issued on reinvestment of distributions          57,688            1,280
    Shares repurchased ...........................        (911,126)        (288,611)
                                                     -------------    -------------
      Net increase in capital shares .............       7,668,532        3,929,150
                                                     -------------    -------------
  Shares Outstanding, end of year ................      14,221,625        6,553,093
                                                     =============    =============



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
30

       STATEMENT OF CHANGES IN NET ASSETS
       PRIMECAP ODYSSEY GROWTH FUND
       -------------------------------------------------------------------------------

                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 2007  OCTOBER 31, 2006
                                                   ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ........................   $   1,047,907       $     224,813
  Net realized gain on investments .............       1,319,799           2,386,453
  Net unrealized appreciation on investments ...      47,397,293          15,060,244
                                                   -------------       -------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................      49,764,999          17,671,510
                                                   -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ........................        (330,728)             (1,837)
  Realized gain on investments .................      (2,361,145)            (38,375)
                                                   -------------       -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........      (2,691,873)            (40,212)
                                                   -------------       -------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................     306,329,318         147,754,093
  Proceeds from reinvestment of distribution ...       2,668,390              39,926
  Cost of shares redeemed ......................     (46,321,761)         (9,787,774)
  Redemption fee proceeds ......................          44,097               6,067
  Other capital contributions ..................          13,908                --
                                                   -------------       -------------
    NET INCREASE FROM CAPITAL SHARE
      TRANSACTIONS .............................     262,733,952         138,012,312
                                                   -------------       -------------

    TOTAL INCREASE IN NET ASSETS ...............     309,807,078         155,643,610

NET ASSETS
  Beginning of period ..........................     202,209,215          46,565,605
                                                   -------------       -------------
  End of period (including undistributed
    net investment income of $940,339 and
    $223,160, respectively) ....................   $ 512,016,293       $ 202,209,215
                                                   =============       =============

CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year ........      14,690,643           4,007,475
                                                   -------------       -------------
  Shares sold ..................................      20,886,040          11,461,405
  Shares issued on reinvestment of distributions         191,009               3,259
  Shares repurchased ...........................      (3,169,632)           (781,496)
                                                   -------------       -------------
    Net increase in capital shares .............      17,907,417          10,683,168
                                                   -------------       -------------
  Shares Outstanding, end of year ..............      32,598,060          14,690,643
                                                   =============       =============



      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              31

       STATEMENT OF CHANGES IN NET ASSETS
       PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
       --------------------------------------------------------------------------------

                                                       YEAR ENDED         YEAR ENDED
                                                    OCTOBER 31, 2007  OCTOBER 31, 2006
                                                    ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income ........................   $    (666,698)      $    (191,176)
  Net realized gain on investments .............       2,761,913           2,471,127
  Net unrealized appreciation on investments ...      35,345,050           9,718,713
                                                   -------------       -------------
    NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................      37,440,265          11,998,664
                                                   -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS
  Realized gain on investments .................      (2,133,775)               --
                                                   -------------       -------------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................     276,071,965          89,190,276
  Proceeds from reinvestment of distribution ...       2,101,368                --
  Cost of shares redeemed ......................     (58,191,283)         (4,130,146)
  Redemption fee proceeds ......................          53,191               8,580
                                                   -------------       -------------
    NET INCREASE FROM CAPITAL SHARE
      TRANSACTIONS .............................     220,035,241          85,068,710
                                                   -------------       -------------

    TOTAL INCREASE IN NET ASSETS ...............     255,341,731          97,067,374

NET ASSETS
  Beginning of period ..........................     119,891,798          22,824,424
                                                   -------------       -------------
  End of period ................................   $ 375,233,529       $ 119,891,798
                                                   =============       =============

CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year ........       8,614,450           2,031,482
                                                   -------------       -------------
  Shares sold ..................................      18,456,545           6,910,316
  Shares issued on reinvestment of distributions         145,928                --
  Shares repurchased ...........................      (3,815,685)           (327,348)
                                                   -------------       -------------
    Net increase in capital shares .............      14,786,788           6,582,968
                                                   -------------       -------------
  Shares Outstanding, end of year ..............      23,401,238           8,614,450
                                                   =============       =============



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
32


       FINANCIAL HIGHLIGHTS
       PRIMECAP ODYSSEY STOCK FUND
       --------------------------------------------------------------------------
       FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL
STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                                YEAR         YEAR        PERIOD
                                               ENDED        ENDED        ENDED
                                            OCTOBER 31,   OCTOBER 31, OCTOBER 31,
                                               2007          2006       2005(2)
                                            -----------   ----------- ----------

Net asset value, beginning of period ....   $    13.48    $   11.48   $   10.00
                                            ----------    ---------   ---------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..........         0.07         0.03       (0.01)
  Net realized and unrealized gain
    on investments ......................         1.79         1.97        1.49
                                            ----------    ---------   ---------
Total from investment operations ........         1.86         2.00        1.48
                                            ----------    ---------   ---------

LESS DISTRIBUTIONS:
  Dividends from net investment income ..        (0.04)        0.00(1)     0.00
  Distributions from realized gain ......        (0.08)        0.00(1)     0.00
                                            ----------    ---------   ---------
Total distributions .....................        (0.12)        0.00        0.00
                                            ----------    ---------   ---------

Redemption fee proceeds .................         0.00(1)      0.00(1)     0.00(1)
                                            ----------    ---------   ---------

Net asset value, end of period ..........   $    15.22    $   13.48   $   11.48
                                            ==========    =========   =========

Total return ............................        13.88%       17.48%      14.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (millions) ..........................   $   216.4     $   88.4    $   30.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped ................         0.81%        0.99%       1.80%
  After fees waived and expenses
    absorbed or recouped ................         0.81%        0.99%       1.25%


RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS ..........         0.59%        0.41%      (0.11%)

Portfolio turnover rate .................         5.87%        4.09%      12.46%

-----------
(1) Amount represents less than $0.01 per share.
(2) Commenced operations on November 1, 2004.




      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              33

       FINANCIAL HIGHLIGHTS
       PRIMECAP ODYSSEY GROWTH FUND
       ----------------------------------------------------------------------------
       FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL
STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                                YEAR          YEAR       PERIOD
                                               ENDED         ENDED        ENDED
                                            OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                               2007          2006         2005(2)
                                           ------------  ------------   -----------

Net asset value, beginning of period ...   $    13.76    $    11.62    $   10.00
                                           ----------    ----------    ---------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .........         0.04          0.01        (0.01)
  Net realized and unrealized gain
    on investments .....................         2.07          2.14         1.63
                                           ----------    ----------    ---------
Total from investment operations .......         2.11          2.15         1.62
                                           ----------    ----------    ---------

LESS DISTRIBUTIONS:
  Dividends from net investment income .        (0.02)         0.00(1)      0.00
  Distributions from realized gain .....        (0.14)        (0.01)        0.00
                                           ----------    ----------    ---------
Total distributions ....................        (0.16)        (0.01)        0.00
                                           ----------    ----------    ---------

Redemption fee proceeds ................         0.00(1)       0.00(1)      0.00(1)
                                           ----------    ----------    ---------

Net asset value, end of period .........   $    15.71    $    13.76    $   11.62
                                           ==========    ==========    =========

Total return ...........................        15.46%        18.49%       16.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .   $   512.0     $   202.2     $   46.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped ...............         0.75%         0.89%        1.79%

  After fees waived and expenses
    absorbed or recouped ...............         0.75%         0.89%        1.25%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS .........         0.30%         0.19%       (0.27%)

Portfolio turnover rate ................         4.83%         6.87%        8.84%


---------
(1) Amount represents less than $0.01 per share.
(2) Commenced operations on November 1, 2004.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
34


       FINANCIAL HIGHLIGHTS
       PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
       -----------------------------------------------------------------------------
       FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL
STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                               YEAR         YEAR         PERIOD
                                               ENDED        ENDED        ENDED
                                            OCTOBER 31,   OCTOBER 31,  OCTOBER 31,
                                               2007          2006        2005(2)
                                           ------------  ------------  -----------

Net asset value, beginning of period ...   $    13.92    $    11.24    $   10.00
                                           ----------    ----------    ---------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..................        (0.03)        (0.02)       (0.06)
  Net realized and unrealized gain
    on investments .....................         2.34          2.70         1.30
                                           ----------    ----------    ---------
Total from investment operations .......         2.31          2.68         1.24
                                           ----------    ----------    ---------

LESS DISTRIBUTIONS:
  Distributions from realized gain .....        (0.20)         0.00         0.00
                                           ----------    ----------    ---------
Total distributions ....................        (0.20)         0.00         0.00
                                           ----------    ----------    ---------

Redemption fee proceeds ................         0.00(1)       0.00(1)      0.00(1)
                                           ----------    ----------    ---------

Net asset value, end of period .........   $    16.03    $    13.92    $   11.24
                                           ==========    ==========    =========

Total return ...........................        16.76%        23.84%       12.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .   $   375.2     $   119.9     $   22.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped ...............         0.78%         0.99%        1.82%
  After fees waived and expenses
    absorbed or recouped ...............         0.78%         0.99%        1.25%


RATIO OF NET INVESTMENT LOSS TO
  AVERAGE NET ASSETS ...................        (0.25%)       (0.33%)      (0.82%)

Portfolio turnover rate ................         6.02%        12.30%        7.38%

--------------
(1) Amount represents less than $0.01 per share.
(2) Commenced operations on November 1, 2004.



      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
                                                                              35

       NOTES TO FINANCIAL STATEMENTS
       PRIMECAP ODYSSEY FUNDS
       -------------------------------------------------------------------------
       FOR THE YEAR ENDED OCTOBER 31, 2007


(1) ORGANIZATION

PRIMECAP Odyssey Funds (the "Trust") was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds"), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the "Investment Advisor") serves as investment advisor to the Funds. The Funds commenced operations on November 1, 2004.

Each Fund's investment objective is to provide long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares within each Fund have equal rights with respect to voting.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

     A.   SECURITY VALUATION.
          Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market, and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the New York Stock Exchange (the "NYSE"). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

          Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2007 - (CONTINUED)

          Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

     B.   SHARES VALUATION.
          The net asset value ("NAV") per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund. The result is rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading.

     C.   FOREIGN CURRENCY.
          Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     D.   FEDERAL INCOME TAXES.
          Each Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Funds intend to distribute substantially all of their taxable income and any capital gains in excess of applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

     E.   ALLOCATION OF EXPENSES.
          Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

     F.   SECURITY TRANSACTIONS, INVESTMENT INCOME, AND DISTRIBUTIONS.
          Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2007 - (CONTINUED)

          using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     G.   USE OF ESTIMATES.
          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     H.   INDEMNIFICATION OBLIGATIONS.
          Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

(3) INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2007 were as follows:

FUND                                               PURCHASES            SALES
----                                               ---------            -----
PRIMECAP Odyssey Stock Fund ..............       $115,609,056       $  8,228,157
PRIMECAP Odyssey Growth Fund .............       $261,685,778       $ 15,568,164
PRIMECAP Odyssey Aggressive
  Growth Fund ............................       $237,125,472       $ 14,835,328

(4) DISTRIBUTION TO SHAREHOLDERS

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses. As of October 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2007 - (CONTINUED)

As of October 31, 2007, the components of capital on a tax basis were as follows:

                                                                      PRIMECAP
                                   PRIMECAP         PRIMECAP          ODYSSEY
                                   ODYSSEY          ODYSSEY         AGGRESSIVE
                                  STOCK FUND       GROWTH FUND      GROWTH FUND
                                -------------    -------------    -------------
Cost of investments
  for tax purposes(a) .......   $ 190,772,012    $ 448,595,861    $ 328,999,171
                                =============    =============    =============
Gross tax unrealized
  appreciation ..............      35,801,293       86,353,535       71,116,324
Gross tax unrealized
  depreciation ..............     (10,234,856)     (22,290,608)     (24,372,442)
                                -------------    -------------    -------------
Net tax unrealized
  appreciation ..............   $  25,566,437    $  64,062,927    $  46,743,882
                                =============    =============    =============
Currently distributable
  ordinary income ...........   $   1,360,644    $   1,772,164    $   1,834,245
Currently distributable
  long-term capital gain ....       1,217,430          487,747          260,240
                                -------------    -------------    -------------
Currently total
  distributable earnings ....   $   2,578,074    $   2,259,911    $   2,094,485
                                -------------    -------------    -------------
Total accumulated earnings ..   $  28,144,511    $  66,322,838    $  48,838,367
                                =============    =============    =============


--------------
     (a) At October 31, 2007, the basis of investments for federal income tax purposes differs from the cost for financial reporting purposes due to the tax deferral of losses on wash sales.

Tax components of dividends paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

                                                         OCTOBER 31, 2007
                                                  ------------------------------
                                                    ORDINARY         LONG-TERM
                                                     INCOME         CAPITAL GAIN
                                                  DISTRIBUTIONS    DISTRIBUTIONS
                                                  -------------    -------------
PRIMECAP Odyssey Stock Fund ................        $  406,744        $  425,699
PRIMECAP Odyssey Growth Fund ...............        $1,637,946        $1,053,927
PRIMECAP Odyssey Aggressive
  Growth Fund ..............................        $1,122,121        $1,011,654

                                                          OCTOBER 31, 2006
                                                    ----------------------------
                                                      ORDINARY      LONG-TERM
                                                       INCOME      CAPITAL GAIN
                                                    DISTRIBUTIONS  DISTRIBUTIONS
                                                    -------------  -------------
PRIMECAP Odyssey Stock Fund ...................          $17,453          $ --
PRIMECAP Odyssey Growth Fund ..................          $40,212          $ --
PRIMECAP Odyssey Aggressive
  Growth Fund .................................          $  --            $ --

The funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2007.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2007 - (CONTINUED)

(5) INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. Under the terms of the agreement, each of the Funds will pay a fee equal to the following annual percentages of average net assets:

                                                                    ASSETS IN
                                                FOR THE FIRST       EXCESS OF
                                                $100,000,000      $100,000,000
                                                   PER FUND          PER FUND
                                                   --------          --------
PRIMECAP Odyssey
  Stock Fund ...................................     0.60%           0.55%
PRIMECAP Odyssey
  Growth Fund ..................................     0.60%           0.55%
PRIMECAP Odyssey
  Aggressive Growth Fund .......................     0.60%           0.55%

Mellon Bank, N.A. serves as the Funds' Custodian. U.S. Bancorp Fund Services, LLC ("USBFS") serves as the Administrator, Fund Accountant, and Transfer Agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds' Distributor.

(6) ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of SFAS 157 and its impact on the financial statements has not yet been determined.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

       REPORT OF INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM
       -------------------------------------------------------------------------


To the Board of Trustees and Shareholders of PRIMECAP Odyssey Funds:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds") at October 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PRICEWATERHOUSECOOPERS
San Francisco, California
December 21, 2007

       ADDITIONAL INFORMATION - (UNAUDITED)
       PRIMECAP ODYSSEY FUNDS
       -------------------------------------------------------------------------


ADDITIONAL TAX INFORMATION

The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund designate 100%, 51% and 9%, respectively, of ordinary income and short term capital gain distributions paid during the fiscal year ended October 31, 2007 as qualified dividend income.

The PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund designate 97% and 41%, respectively, of ordinary income and short term capital gain distributions paid during the fiscal year ended October 31, 2007 as dividends qualifying for the dividends received deduction available for corporate shareholders.

TAX NOTICE (UNAUDITED)

ADDITIONAL INFORMATION FOR FOREIGN SHAREHOLDERS ONLY:

The PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund designate 62% and 36%, respectively, of ordinary distributions paid during the fiscal year ended October 31, 2007 as interest related dividends under the Internal Revenue Code Section 871 (k)(1)(c).

The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Aggressive Growth Fund designate 30%, 80%, and 100%, respectively, of ordinary distributions paid during the fiscal year ended October 31, 2007 as short-term capital gain distributions.

PROXY VOTING PROCEDURES

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-729-2307. This information is also available through the SEC's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-800-729-2307.

ADDITIONAL INFORMATION - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

BOARD APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of PRIMECAP Odyssey Funds (the "Trust") is comprised of four Trustees, three of whom are independent of the Investment Advisor. During the six months ended October 31, 2007, the Board of Trustees unanimously approved a one-year renewal of the Trust's investment advisory agreement (the "Investment Advisory Agreement") with PRIMECAP Management Company (the "Investment Advisor"). At the time of the approval, the Board of Trustees was comprised of three Trustees, two of whom were independent of the Investment Advisor.

GENERAL INFORMATION

The following information summarizes the Board's considerations associated with its review of the Investment Advisory Agreement. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Investment Advisory Agreement was considered separately for each Fund, although the Board took into account the common interests of all the Funds in its review. As described below, the Board considered the nature, quality and extent of the various services provided to the Funds by the Investment Advisor as well as the levels of the Funds' advisory fees and other expenses. In considering these matters, the Board discussed the renewal of the Investment Advisory Agreement with management and the independent Trustees met in private sessions with counsel at which no representatives of the Investment Advisor were present.

The Board reviewed extensive materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to the Investment Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel of the Investment Advisor providing services to the Funds. They also took into account information they received at past Board meetings with respect to these matters.

In deciding to approve the renewal of the Investment Advisory Agreement, the Board and the independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the independent Trustees concluded that each of the various factors referred to below favored such approval.

NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the services provided by the Investment Advisor, the Board discussed the services provided by the Investment Advisor to the Funds under the Investment Management Agreement, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of the Investment Advisor's senior management; its investment philosophy and processes, including its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations.

ADDITIONAL INFORMATION - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------


INVESTMENT PERFORMANCE

The Board assessed the performance of each Fund compared with its respective benchmark and the average of a peer group of funds (each, a "peer group") selected using data from Lipper, Inc. ("Lipper") for the year-to-date and one-year periods ended July 31, 2007. The Board also considered the performance of each Fund compared to its respective benchmark from inception through July 31, 2007. The Board made the following observations in reviewing the Funds' performance:

     o The one-year total return of the PRIMECAP Odyssey Stock Fund was slightly below the median return of the funds in the Lipper Multi-Cap Core fund peer group and slightly above the S&P 500 Index. The independent Trustees noted that the Fund had significantly outperformed its benchmark in the period from the Fund's inception through July 31, 2007.

     o The one-year total return of the PRIMECAP Odyssey Growth Fund was approximately equal to the median return of the funds in the Lipper Multi-Cap Core fund peer group and the S&P 500 Index. The return from the Fund's inception through July 31, 2007 was better than that of the Fund's benchmark indices.

     o The one-year total return of the PRIMECAP Odyssey Aggressive Growth Fund was well above that of the median return of the funds in the Lipper Multi-Cap Growth fund peer group and above the S&P 500 Index. The return from the Fund's inception through July 31, 2007 was also better than that of the S&P 500 Index, and approximately equal to that of the Russell MidCap Growth Index.

The Board and the independent Trustees concluded that the Investment Advisor continued to provide high quality management and oversight services to the Funds.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed information regarding the advisory fees charged by the Investment Advisor and total expenses of each of the Funds compared to those of the funds included in the relevant Lipper peer groups, and observed that those fees were at or below the average of their respective peer groups. The Board also reviewed the fees charged by the Investment Advisor to other clients, including other funds to which it served as sub-advisor, and noted that although such fees were lower than those charged to the Funds, it provided additional services to the Funds that it did not provide to other clients.

The Trustees reviewed information regarding the Funds' total expense levels compared to those in their respective Lipper peer groups and determined that the Funds' expenses were reasonable and below the medians of the funds in the peer groups. They considered information relating to the Adviser's costs and profits, and noted that given the Funds' current asset levels it was unlikely that the Funds provide substantial profits to the Adviser or could lead to significant economies of scale. The Board concluded that the advisory fees and expenses of the Funds continued to be reasonable.

ADDITIONAL INFORMATION - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the compensation payable to the Investment Advisor pursuant to the Investment Advisory Agreement is fair and reasonable in light of the nature and quality of the services being provided by the Investment Advisor to the respective Funds and their shareholders, and that renewal of the Investment Advisory Agreement was in the best interest of the Funds and their shareholders.

       MANAGEMENT - (UNAUDITED)
       PRIMECAP ODYSSEY FUNDS
       -------------------------------------------------------------------------


PORTFOLIO MANAGERS

PRIMECAP Management Company has five portfolio managers who together have more than 160 years of investment experience. Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund. The PRIMECAP Odyssey Aggressive Growth Fund is primarily managed by Messrs. Schow, Kolokotrones, Fried, and Mordecai. A small portion of each Fund's assets may be managed by individuals in the Advisor's research department. The portfolio managers primarily responsible for overseeing the Funds' investments are:
            ----------------------------------------------------------
            NAME                                  YEARS OF EXPERIENCE
            ----------------------------------------------------------
            Howard B. Schow                                 51
            ----------------------------------------------------------
            Mitchell J. Milias                              43
            ----------------------------------------------------------
            Theo A. Kolokotrones                            37
            ----------------------------------------------------------
            Joel P. Fried                                   22
            ----------------------------------------------------------
            Alfred W. Mordecai                              10
            ----------------------------------------------------------

OFFICERS AND TRUSTEES

The Trust's officers, who administer the Funds' daily operations, are appointed by the Board of Trustees. The Trustees are responsible for the overall management of the Trust, including establishing the Funds' policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-729-2307 or at the Fund's web site at www.odysseyfunds.com.

EXECUTIVE OFFICERS. The table below sets forth certain information about each of the Trust's executive officers.

-----------------------------------------------------------------------------------------------
                     POSITION(S)     TERM OF OFFICE;
 NAME, ADDRESS           HELD          LENGTH OF      PRINCIPAL OCCUPATION(S)
(YEAR OF BIRTH)      WITH TRUST       TIME SERVED     DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------
Howard B. Schow       Co-Chief        Indefinite;     Chairman and Director, Portfolio Manager,
225 South Lake Ave.,  Executive       Since 09/04     Chief Investment Officer, and Principal
Suite 400, Pasadena,  Officer                         PRIMECAP Management Company
CA 91101-3005
(1927)
-----------------------------------------------------------------------------------------------
Theo A. Kolokotrones  Co-Chief        Indefinite;     President, Director, Portfolio
225 South Lake Ave.,  Executive       Since 09/04     Manager, and Principal
Suite 400, Pasadena,  Officer                         PRIMECAP Management Company
CA 91101-3005
(1946)
-----------------------------------------------------------------------------------------------

MANAGEMENT - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                      POSITION(S)      TERM OF OFFICE;
NAME, ADDRESS         HELD             LENGTH OF      PRINCIPAL OCCUPATION(S)
(YEAR OF BIRTH)       WITH TRUST       TIME SERVED    DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------
Joel P. Fried         Co-Chief         Indefinite;    Executive Vice President, Director,
225 South Lake Ave.,  Executive        Since 09/04    Portfolio Manager, and Principal
Suite 400, Pasadena,  Officer and                     PRIMECAP Management Company
CA 91101-3005         Trustee
(1962)
---------------------------------------------------------------------------------------------------
David H. Van Slooten  Chief Financial  Indefinite;    Senior Vice President, Portfolio Manager,
225 South Lake Ave.,  Officer and      Since 06/04    Financial Analyst, and Principal
Suite 400, Pasadena,  Secretary                       PRIMECAP Management Company
CA 91101-3005
(1963)
---------------------------------------------------------------------------------------------------
Baltej S. Kochar      Vice President   Indefinite;    Vice President, Financial Analyst, and
225 South Lake Ave.,  and Chief        Since 10/04    Principal, PRIMECAP Management
Suite 400, Pasadena,  Administrative                  Company (1/04 - Present); Chief Executive
CA 91101-3005         Officer                         Officer, The Share Group, Inc. (9/01 - 1/03)
(1970)
---------------------------------------------------------------------------------------------------
Karen Chen            Vice President ofIndefinite;    Chief Compliance Officer, Director of
225 South Lake Ave.,  Compliance and   Since 10/04    Compliance and Reporting, PRIMECAP
Suite 400, Pasadena,  Chief Compliance                Management Company (10/04 - Present);
CA 91101-3005         Officer and                     Team Lead - Legal and Compliance, Pacific
(1973)                AML Officer                     Investment Management Company (7/02 -
                                                      9/04 and 11/97 - 7/99)
---------------------------------------------------------------------------------------------------

MANAGEMENT - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------




"INDEPENDENT" TRUSTEES. The table below sets forth certain information about each of the Trustees of the Trust who is not an "interested person" of the Trust as defined in the 1940 Act ("Independent Trustees").


-------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                             TERM OF                                       FUND          OTHER
                          POSITION(S)        OFFICE;           PRINCIPAL                  COMPLEX       DIRECTOR-
 NAME, ADDRESS               HELD          LENGTH OF        OCCUPATION(S)              OVERSEEN BY    SHIPS HELD
(YEAR OF BIRTH)            WITH TRUST     TIME SERVED     DURING PAST 5 YEARS           TRUSTEE(1)    BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Benjamin F. Hammon         Chairman of    Indefinite;      Retired; Director,                 3           None
225 South Lake Ave.,       the Board      Since 09/04      Institutional Equity Sales,
Suite 400, Pasadena, CA    and Trustee                     Salomon Smith Barney Inc.
91101-3005                                                 (1963-1998)
(1935)
-------------------------------------------------------------------------------------------------------------------
Wayne H. Smith             Chairman of    Indefinite;      Retired; President, Wayne          3           None
225 South Lake Ave.,       the Audit      Since 09/04      H. Smith Consulting, Inc.
Suite 400, Pasadena,       Committee                       (2002-2007); Vice President,
CA 91101-3005              and Trustee                     Financial Services, Avery
(1941)                                                     Dennison Corporation (2001-2002);
                                                           Vice President, Financial Services,
                                                           and Treasurer, Avery Dennison
                                                           Corporation (1999-2001)
-------------------------------------------------------------------------------------------------------------------
Joseph G. Uzelac           Trustee        Indefinite;      Retired; Managing Director Lehman   3          None
225 South Lake Ave.,                      Since 10/07      Brothers Global Investment Bank
Suite 400, Pasadena,                                       (1988-2007)
CA 91101-3005
(1944)
-------------------------------------------------------------------------------------------------------------------

     (1) Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

MANAGEMENT - (UNAUDITED)
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------


"INTERESTED" TRUSTEES. The table below sets forth certain information about each of the Trustees of the Trust who is an "interested person" of the Trust as defined by the 1940 Act.

-------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                             TERM OF                                       FUND          OTHER
                          POSITION(S)        OFFICE;           PRINCIPAL                  COMPLEX       DIRECTOR-
 NAME, ADDRESS               HELD          LENGTH OF        OCCUPATION(S)              OVERSEEN BY    SHIPS HELD
(YEAR OF BIRTH)            WITH TRUST     TIME SERVED     DURING PAST 5 YEARS           TRUSTEE(2)    BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Joel P. Fried(1)           Co-Chief       Indefinite;     Executive Vice President,             3          None
225 South Lake Ave.,       Executive      Since 09/04     Director, Portfolio
Suite 400, Pasadena,       Officer and                    Manager, and Principal
CA 91101-3005              Trustee                        PRIMECAP Management Company
(1962)

     (1) Mr. Fried is an "interested person" of the Trust, as defined by the 1940 Act, because of his employ- ment with PRIMECAP Management
          Company, the investment advisor to the Trust.
     (2) Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

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










                      This page intentionally left blank.

                      This page intentionally left blank.

                               Investment Advisor
                           PRIMECAP MANAGEMENT COMPANY
                        225 South Lake Avenue, Suite 400
                           Pasadena, California 91101

                                        o

                                   Distributor
                            QUASAR DISTRIBUTORS, LLC
                      615 East Michigan Street, 4th Floor
                           Milwaukee, Wisconsin 53202

                                        o

                                    Custodian
                               MELLON BANK, N.A.
                                One Mellon Center
                         Pittsburgh, Pennsylvania 15258

                                        o

                                 Transfer Agent
                         U.S. BANCORP FUND SERVICES, LLC
                       615 East Michigan Street, 3rd Floor
                           Milwaukee, Wisconsin 53202

                                        o

                                  Administrator
                         U.S. BANCORP FUND SERVICES, LLC
                       2020 East Financial Way, Suite 100
                           Glendora, California 91741

                                        o

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                             515 South Flower Street
                         Los Angeles, California 90071

                                        o

                  Independent Registered Public Accounting Firm
                           PRICEWATERHOUSECOOPERS LLP
                            Three Embarcadero Centre
                        San Francisco, California 94111

THIS REPORT IS INTENDED FOR THE SHAREHOLDERS OF THE PRIMECAP ODYSSEY FUNDS AND MAY NOT BE USED AS SALES LITERATURE UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. SHARE PRICE AND RETURNS WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. STATEMENTS AND OTHER INFORMATION HEREIN ARE DATED AND ARE SUBJECT TO CHANGE.

PRIMECAP, PRIMECAP ODYSSEY, AND THE PRIMECAP ODYSSEY LOGO ARE TRADEMARKS OF PRIMECAP MANAGEMENT COMPANY.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officers and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-729-2307.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

           ------------------- ----------------- ----------------
                               FYE  10/31/2007   FYE  10/31/2006
           ------------------- ----------------- ----------------
           Audit Fees          $81,000           $70,500
           Audit-Related Fees  $0                $0
           Tax Fees            $15,750           $13,500
           All Other Fees      $0                $0
           ------------------- ----------------- ----------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

     --------------------------------------------------------------------
     Non-Audit Related Fees           FYE  10/31/2007   FYE  10/31/2006
     --------------------------------------------------------------------
     Registrant                       $15,750           $13,500
     Registrant's Investment Adviser  $0                $0
     --------------------------------------------------------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service providers.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporated by reference to the Registrant's Form N-CSR filed January 5, 2006.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         PRIMECAP Odyssey Funds

         By /S/ JOEL P. FRIED
            -----------------------------------------------
                  Joel P. Fried, Co-Chief Executive Officer

         Date  December 31, 2007
             ----------------------------------------------

         By  /s/ HOWARD B. SCHOW
             -----------------------------------------------
                  Howard B. Schow, Co-Chief Executive Officer

         Date   December 31, 2007
             ----------------------------------------------

         By   /S/ THEO A. KOLOKOTRONES
             -----------------------------------------------
                  Theo A. Kolokotrones, Co-Chief Executive Officer

         Date   December 31, 2007
             ----------------------------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By       /S/ JOEL P. FRIED
            -----------------------------------------------
                  Joel P. Fried, Co-Chief Executive Officer

         Date    December 31, 2007
             ----------------------------------------------

         By    /s/ HOWARD B. SCHOW
             -----------------------------------------------
                  Howard B. Schow, Co-Chief Executive Officer

         Date    December 31, 2007
             ----------------------------------------------

         By     /S/ THEO A. KOLOKOTRONES
             -----------------------------------------------
                  Theo A. Kolokotrones, Co-Chief Executive Officer

         Date    December 31, 2007
             ----------------------------------------------

         By    /S/ DAVID H. VAN SLOOTEN
             -----------------------------------------------
                  David H. Van Slooten, Chief Financial Officer

         Date     December 31, 2007
                ----------------------------------------------